Exhibit 10.3

Execution Copy
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 16, 2018 (the “Execution Date”), is entered into by and between BIOSIG TECHNOLOGIES, INC., a Delaware  corporation (the “Company”), and the undersigned buyers (each, a “Buyer” and collectively, the “Buyers”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Securities Purchase Agreement by and between the parties hereto, dated as of the Execution Date (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

RECITALS

WHEREAS, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Buyers up to $1,500,000 of Series E Convertible Preferred Stock units and to induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

AGREEMENT

1.          DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.          “Consent Shares” means all of the shares of Common Stock which have been, or which may, from time to time be issued or become issuable to the holders of the Company’s Series D Convertible Preferred Stock pursuant to those certain Common Stock Purchase Warrants issued such holders on even date hereof.

b.          “Investor” means any Buyer, any transferee or assignee thereof to whom such Buyer assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement.

c.          “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

d.          “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and pursuant to Rule 415 or staff policy under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

e.          “Registrable Securities” means all of the Conversion Shares, Warrant Shares, and all other shares of Common Stock issued pursuant to any Transaction Documents which have been, or which may, from time to time be issued or become issuable to the Investors under the Transaction Documents (without regard to any limitation or restriction on purchases), and any and all shares of capital stock issued or issuable with respect to such shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Transaction Documents.

f.          “Registration Statement” means one or more registration statements of the Company covering the sale of the Registrable Securities.

2.          REGISTRATION.

a.          Mandatory Registration.  The Company shall by the 90th day following the Execution Date, file with the SEC an initial Registration Statement on Form S-1 covering all of the Registrable Securities, or such amount as otherwise shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and Cavalry in consultation with their respective legal counsel, subject to the aggregate number of authorized shares of the Company’s Common Stock then available for issuance in its Certificate of Incorporation. Cavalry and its counsel shall have a reasonable opportunity to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments.  Each Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to have the Registration Statement and any amendments thereof declared effective by the SEC at the earliest possible date. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times from the initial filing date of the Registration Statement until the earlier of (i) the date on which the Investors shall have sold all the Registrable Securities covered thereby (the “Registration Period”) and (ii) the date that all Registrable Securities may be sold pursuant to Rule 144 without any public information requirements or volume or manner of sale limitations, all without limitations under Rule 144(i). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.          Rule 424 Prospectus.  The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement.  Cavalry and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments.  Cavalry shall use its reasonable best efforts to comment upon such prospectus within two (2) Business Days from the date Cavalry receives the final pre-filing version of such prospectus.

c.          Sufficient Number of Shares Registered.  In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(a)) as soon as practicable, but in any event not later than forty-five (45) calendar days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act.  The Company shall use its best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

d.          Offering.  If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investors under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registerable Securities to be included in such initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, of Cavalry and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid.  In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investors.  Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Investor’s obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(d).

e.          Piggyback Registration Rights.  Upon the filing of the Registration Statement or any New Registration Statement, the Company shall include in such Registration Statement or New Registration Statement, as applicable, all or any part of the Consent Shares such holder of Consent Shares requests to be registered therein.

3.          RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.          The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b.          The Company shall permit Cavalry to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which Cavalry reasonably objects.  Cavalry shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Business Days from the date Cavalry receives the final version  thereof.  The Company shall furnish to Cavalry, without charge, and within one (1) Business Day, any comments or correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any New Registration Statement and the Company shall respond to the SEC or Staff regarding the resolution of any such Comments or correspondence as promptly as possible.

c.          Upon request of Cavalry, the Company shall furnish all of the Investors, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as any Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the SEC’s live EDGAR system shall be deemed “furnished to the Investor” hereunder.

d.          The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws including New York, New Jersey and Florida and other jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.          As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investors in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request).  The Company shall also promptly notify the Investors in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investors by email or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f.          The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investors of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.          The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

h.          The Company shall cooperate with the Investors to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts as each Investor may reasonably request and registered in such names as the Investor may request.

i.          The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j.          If reasonably requested by an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

k.          The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.          Within one (1) Business Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.  Thereafter, if requested by any Investor at any time, the Company shall require its counsel to deliver to each Investor a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to the Investor for sale of all of the Registrable Securities.

m.          The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

4.          OBLIGATIONS OF THE INVESTOR.

a.          The Company shall notify each Investor in writing of the information the Company reasonably requires from the Investor in connection with any Registration Statement hereunder.  The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Notwithstanding the foregoing, the Registration Statement shall contain the “Selling Stockholder” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B.

b.          Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c.          Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e).  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which the Investor has not yet settled.

5.          EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.          INDEMNIFICATION.

a.          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each Person, if any, who controls each Investor, the members, the directors, officers, partners, employees, agents, representatives of each Investor and each Person, if any, who controls each Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement  or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

b.          In connection with the Registration Statement or any New Registration Statement, each Investor, severally and not jointly with respect to its own underlying actions, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and all other non-violating Investors (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about that specific Investor and furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

c.          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.          The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.          CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.          REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a.          make and keep public information available, as those terms are understood and defined in Rule 144;

b.          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c.          furnish to each Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

d.          take such additional action as is requested by each Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Investor and otherwise fully cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and each Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.  The Investor may not assign its rights under this Agreement without the written consent of the Company, other than to an Affiliate of the Investor.

10.          AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.          MISCELLANEOUS.

a.          A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; or (ii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses for such communications shall be as set forth in the Purchase Agreement or at such other address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, or (B) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), or (ii) above, respectively.

c.          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d.          This Agreement, the Purchase Agreement and Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the Purchase Agreement and Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e.          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

f.          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g.          This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

h.          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i.          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j.          This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the Execution Date.

COMPANY:

BIOSIG TECHNOLOGIES, INC.

By:
Name: Kenneth L. Londoner
Title: Chief Executive Officer

[COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the Execution Date.

BUYER:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Dated:

Signature block for entities:
Printed Name of Entity

By:

Name:

Title:

Dated:

[BUYER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT - BIOSIG.]

Execution Copy

SCHEDULE OF BUYERS

Buyer	Buyer Address and E-mail	Buyer’s Representative’s Address and E-mail

SCHEDULE OF BUYERS

EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Date]

[TRANSFER AGENT]
___________________
___________________

Re: [__________]

Ladies and Gentlemen:

We are counsel to BIOSIG TECHNOLOGIES, INC., a Delaware  corporation (the “Company”), and have represented the Company in connection with that certain Purchase Agreement, dated as of [___________________], 2018 (the “Purchase Agreement”), entered into by and between the Company and buyers signatory thereto (the “Buyers”) pursuant to which the Company has agreed to issue to the Buyer shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”), upon the conversion and exercise of certain Preferred Shares and Warrants sold thereunder in addition to certain dividend shares collectively, (the “Shares”), in accordance with the terms of the Purchase Agreement, Preferred Shares and the Warrants (as defined in the Purchase Agreement).  In connection with the transactions contemplated by the Purchase Agreement, the Company has registered with the U.S. Securities & Exchange Commission the following shares of Common Stock:

(1)	_________ shares of Common Stock to be issued to the Buyer upon exercise of the Warrants by the Buyer from time to time;

(2)	_________ shared of Common Stock to be issued to the Buyer upon correction of the Preferred Shares; and

(3)	_________ shares of Common Stock to be issued as dividend shares.

Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of [________________], 2018 with the Buyers (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the above referenced Common Stock under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the Company’s obligations under the Purchase Agreement and the Registration Rights Agreement, on [_____________], 2018, the Company filed a Registration Statement (File No. 333-[_________]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of such shares.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [_____] [A.M./P.M.] on [__________], 201[__] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Shares are available for resale under the Securities Act pursuant to the Registration Statement and may be issued without any restrictive legend.

Very truly yours,
[Company Counsel]

By:____________________

EXHIBIT B

SELLING SHAREHOLDERS

The shares of Common Stock being offered by the selling shareholders are those previously issued to the Selling Stockholders. For additional information regarding the issuance of those shares, see “Private Placement of Convertible Preferred Shares and Warrants” above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the shares of Common Stock, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the number of shares of Common Stock beneficially owned by each selling shareholder, based on its ownership of the shares of Common Stock, as of ____________.

The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

[Under the terms of the warrants, a selling shareholder may not exercise the warrants to the extent such conversion or exercise, as the case may be, would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed [4.99%] [9.99]% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”]

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Closing

[OTHER BUYERS)

(1)          Cavalry Fund I Management LLC, the investment manager of Cavalry Fund I LP, has voting and investment power over these securities. Thomas Walsh is the managing member of Cavalry Fund I Management LLC, which is the general partner of Cavalry Fund I LP. Thomas Walsh disclaims beneficial ownership over these securities.

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock to permit the resale of these shares of Common Stock by the selling shareholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

in the over-the-counter market;

in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

through the writing of options, whether such options are listed on an options exchange or otherwise;

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

an exchange distribution in accordance with the rules of the applicable exchange privately negotiated transactions;

short sales;

sales pursuant to Rule 144;

broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

a combination of any such methods of sale; and

any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be [   ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.